CONVERTIBLE DEBT OBLIGATIONS- CURRENT PORTION AND NON CURRENT PORTION	12 Months Ended
Dec. 31, 2024
Convertible Debt Obligations- Current Portion And Non Current Portion
CONVERTIBLE DEBT OBLIGATIONS- CURRENT PORTION AND NON CURRENT PORTION

NOTE 22 — CONVERTIBLE DEBT OBLIGATIONS- CURRENT PORTION AND NON CURRENT PORTION

As of December 31, 2024 and 2023 , the Company’s convertible obligations consisted of the following:

	As of December 31,
	2024	2023
Convertible debt obligations, beg, gross	$-	$7,975,851
Addition	-	-
Converted to equity	-	(5,971,029)
Converted to short term debt	-	-
Repayment	-	(2,004,822)
Deferred debt discount and Cost of Fund Raise	-	-
Convertible debt obligations, end, net	$-	$-
Convertible debt obligations, current portion	$-	$-
Convertible debt obligations, non-current portion	$-	$-

During the year ended December 31, 2024, the Company and holder of 2020 Convertible Notes in the agreement amount of $82,415 (2023: $416,830) was repaid. The unpaid amount as of December 31, 2024 was $40,000 (2023: $122,415) under the 2020 Convertible Notes plan and is classified as Short term debt.

In the year ended December 31, 2024, the Company and holder of 2022 Convertible Note converted aggregate amount of $0 (2023: $16,324,424) including the accrued interest of $0 (2023: $1,701,964) into the equity of Genius Group based on the share price calculated as per the agreement. The Company issued 0 (2023: 45,239,635) Genius Group Shares to fulfill the conversion request. The conversion was recorded as reduction in the liability and an increase to equity. The interest was charged to the profit and loss statement under interest expenses. The Company also repaid the principal amount of $0 (2023: $2,004,822). The outstanding balance as of December 31, 2024 and December 31, 2023 was nil.